Exhibit 10.3
Confidential Treatment Requested by America Service Group Inc. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.
2009 INCENTIVE COMPENSATION PLAN
America Service Group Inc.
Overall Compensation Philosophy: America Service Group (ASG) strives to provide an equitable and market-based compensation program for employees. In addition to a comprehensive benefit program, ASG compensates employees through competitive base salaries, a merit system and an incentive compensation plan. Eligible employees include designated executive managers, corporate managers, corporate employees, division vice presidents, regional vice presidents, regional directors and health services administrators.
In accordance with the PHS Policy on Medical Autonomy, clinical decisions and actions regarding health care provided to inmates to meet their serious medical needs are the sole responsibility of qualified health care professionals. No financial incentives are available to clinicians based upon medical utilization.
The 2009 Incentive Compensation Plan is designed to foster the accomplishment of several of the key objectives of the Company set forth at the beginning of the year. Ten goals were established. Some selection from these ten goals will be used for all positions covered by the 2009 program.
Overall Structure of the Plan
The plan is composed of two parts, each of which work independently of the other (except for the Company’s Chief Medical Officer):
1)	Adjusted EBITDA based bonus (50% of total bonus target as a percent of base pay)
•	No bonus paid if corporate Earnings before share-based compensation, interest, taxes, depreciation, and amortization (Adjusted EBITDA) is 100% of Target or less. Adjusted EBITDA Target is defined as that amount set forth as Earnings Guidance in March 2009.

•	After bonuses derived from the Other Key Company Goals based bonus are accrued and the 2009 Adjusted EBITDA Target is reached, 50% of earnings generated above the Adjusted EBITDA Target will be used to fund this portion of the incentive, to the maximums as set forth later in this document.

•	Payout is subject to Board confirmation of satisfactory balance sheet management.
2)	Other Key Company Goals based bonus (50% of total bonus target as a percent of base pay)
•	Pre-selected goals will be used for this part of the incentive program

•	For the non-financial objectives, there are two possible levels of achievement under this portion of the bonus — Minimum achievement to get an award for that portion of the plan and Target achievement. For the financial objectives, achievement between Minimum and Target will be interpolated.
Incentive Opportunities by position
2009 targeted payouts (as a percentage of base salary) are outlined as follows:

Target as a percent
Position	of base pay
Executive Management
President and Chief Executive Officer	70%
Executive Vice President and Chief Financial Officer	60%
Chief Administration Officer, Chief Information Officer, Chief Legal Officer, Chief Medical Officer, Chief Development Officer, Operating Presidents, Operations Group Vice Presidents	50%

Operating Positions
Division Vice Presidents	40%
Regional Vice Presidents	30%
Regional Directors	20%
Regional Mgrs, Health Service Administrators (HSAs), District Administrators and Regional Managers	15%

Corporate Positions
Corporate Controller, VP-Finance/Asst. Treasurer, VP Provider Operations, VP Human Resources, VP Project Development	35%
Corporate Vice Presidents	30%
Corporate Middle Managers	20%
Non-Management Corporate Office Employees	10%

Executive Management (other than CMO)
Positions covered:
•	President and Chief Executive Officer

•	Executive Vice President and Chief Financial Officer

•	Chief Administrative Officer

•	Chief Information Officer

•	Chief Legal Officer

•	Chief Development Officer Operating Presidents

•	Operations Group Vice Presidents

1)	Adjusted EBITDA based bonus (50% of total bonus target for those positions as a percent of base pay)
•	No bonus paid if corporate Earnings before share-based compensation, interest, taxes, depreciation, and amortization (Adjusted EBITDA) is 100% of Target or less.

•	After bonuses derived from the Other Key Company Goals based bonus are accrued and the 2009 Adjusted EBITDA Target is reached, 50% of earnings generated above the Adjusted EBITDA Target will be used for this portion of the incentive funding, to a maximum of 150% of Target payout*.

•	Payout is subject to Board confirmation of satisfactory balance sheet management.
2)	Other Key Company Goals based bonus (50% of total bonus target for this position as a percent of base pay)
•	Pre-selected goals will be used for this part of the incentive program, as follows:

-	Corporate Net New Revenue	– 10% of target award
-	**[Confidential Treatment Requested]	– 15% of target award
-	**[Confidential Treatment Requested]	– 15% of target award
-	Key individual objective	– 10% of target award
•	For Corporate Net New Revenue, the Minimum level is 90% of Goal, and for achievements between Minimum and Goal, payouts will be interpolated. For the other measures, there are two possible levels of achievement: a) Minimum achievement to get an award for that portion of the plan and b) Goal achievement

•	The Minimum payout for each level will be 50% of Target Payout for that level. For example, if the achievement for Corporate Net New Revenue is at Minimum levels, the payout would be 5% of Target (50% X 10%)

*	Total Maximum under the plan equals the maximums as indicated for the Adjusted EBITDA base portion of the plan (150%) plus Target amounts earned under the Other Key Company Goals based bonus portion of the plan (50%), or 200% of Target

**	[Confidential Treatment Requested] — indicates that this portion of the document has been deleted from this document and such portion has been separately filed with the Securities and Exchange Commission.

Corporate Medical Director
Given the unique nature of the Corporate Medical Director job in ensuring the quality of the delivery of health care by setting standards and monitoring care, the incentive for this position will not be a function of financial performance, but emphasize the achievement of critical quality and patient care initiatives. It will work as follows:
•	Goals will be as follows:

-	Deployment of Telemedicine	– 40% of target award
-	**[Confidential Treatment Requested]	– 30% of target award
-	**[Confidential Treatment Requested]	– 20% of target award
-	Key individual objective	– 10% of target award
•	For each of the measures above, there are three possible levels of achievement: a) Minimum achievement b) Target achievement, and c) Maximum achievement

•	The Minimum payout for each level will be 50% of Target Payout for that level, Target will be 100% and Maximum will be 200%.

**	[Confidential Treatment Requested] — indicates that this portion of the document has been deleted from this document and such portion has been separately filed with the Securities and Exchange Commission.

Corporate Management
Positions covered:
•	Corporate Controller, VP-Finance/Asst. Treasurer, VP Provider Operations, VP Human Resources, VP Project Development

•	Corporate Vice Presidents

•	Corporate Middle Managers

1)	Adjusted EBITDA based bonus (50% of total bonus target for those positions as a percent of base pay)
•	No bonus paid if corporate Earnings before share-based compensation, interest, taxes, depreciation, and amortization (Adjusted EBITDA) is 100% of Target or less.

•	After bonuses derived from the Other Key Company Goals based bonus are accrued and the 2009 Adjusted EBITDA Target is reached, 50% of earnings generated above the Adjusted EBITDA Target will be used for this portion of the incentive funding, to a maximum of 70% of Target payout*.

•	Payout is subject to Board confirmation of satisfactory balance sheet management.
2)	Other Key Company Goals based bonus (50% of total bonus target for this position as a percent of base pay)
•	Pre-selected goals will be used for this part of the incentive program, as follows:

-	Corporate Net New Revenue	– 10% of target award
-	**[Confidential Treatment Requested]	– 15% of target award
-	**[Confidential Treatment Requested]	– 15% of target award
-	Key individual objective	– 10% of target award
•	For Corporate Net New Revenue, the Minimum level is 90% of Goal, and for achievements between Minimum and Goal, payouts will be interpolated. For the other measures, there are two possible levels of achievement: a) Minimum achievement to get an award for that portion of the plan and b) Goal achievement

•	The Minimum payout for each level will be 50% of Target Payout for that level. For example, if the achievement for Corporate Net New Revenue is at Minimum levels, the payout would be 5% of Target (50% X 10%)

*	Total Maximum under the plan equals the maximums as indicated for the Adjusted EBITDA base portion of the plan (70%)plus Target amounts earned under the Other Key Company Goals based bonus portion of the plan (50%), or 120% of Target

**	[Confidential Treatment Requested] — indicates that this portion of the document has been deleted from this document and such portion has been separately filed with the Securities and Exchange Commission.

Division VP, Regional VP, Regional Directors, Regional Managers
1)	Adjusted EBITDA based bonus (50% of total bonus target for those positions as a percent of base pay)
•	No bonus paid if corporate Earnings before share-based compensation, interest, taxes, depreciation, and amortization (Adjusted EBITDA) is 100% of Target or less.

•	After bonuses derived from the Other Key Company Goals based bonus are accrued and the 2009 Adjusted EBITDA Target is reached, 50% of earnings generated above the Adjusted EBITDA Target will be used for this portion of the incentive funding, to a maximum of 70% of Target payout*

•	Payout is subject to Board confirmation of satisfactory balance sheet management
2)	Other Key Company Goals based bonus (50% of total bonus target for this position as a percent of base pay)
•	Pre-selected goals will be used for this part of the incentive program, as follows:

-	Market Operating Earnings	– 30% of target award
-	Corporate Net New Revenue	– 10% of target award
-	Key Individual Objective	– 10% of target award
•	For Market Operating Earnings and Corporate Net New Revenue, the Minimum level is 90% of Goal, and for achievements between Minimum and Goal, payouts will be interpolated. For the Key Individual Objective, there are two possible levels of achievement: a) Minimum achievement to get an award for that portion of the plan and b) Goal achievement

•	The Minimum payout for each level will be 50% of Target Payout for that level. For example, if the achievement for Corporate Net New Revenue is at Minimum levels, the payout would be 5% of Target (50% X 10%)

*	Total Maximum under the plan equals the maximums as indicated for the Adjusted EBITDA base portion of the plan (70%) plus Target amounts earned under the Other Key Company Goals based bonus portion of the plan (50%), or 120% of Target

HSA
1)	Adjusted EBITDA based bonus (50% of total bonus target for those positions as a percent of base pay)
•	No bonus paid if corporate Earnings before share-based compensation, interest, taxes, depreciation, and amortization (Adjusted EBITDA) is 100% of Target or less.

•	After bonuses derived from the Site Operating Earnings based bonus are accrued and the 2009 Adjusted EBITDA Target is reached, 50% of earnings generated above the Adjusted EBITDA Target will be used for this portion of the incentive funding, to a maximum of 70% of Target payout*

•	Payout is subject to Board confirmation of satisfactory balance sheet management
2)	Other Key Company Goals based bonus (50% of total bonus target for this position as a percent of base pay)
•	Pre-selected goals will be used for this part of the incentive program, as follows:

-	Site Operating Earnings	– 50% of target award
•	The Minimum level is 90% of Target, and for achievements between Minimum and Target, payouts will be interpolated.

•	The Minimum payout will be 50% of Target Payout for that level, or 25% of the overall Target bonus (50% X 50%)

*	Total Maximum under the plan equals the maximums as indicated for the Adjusted EBITDA base portion of the plan plus Target amounts earned under the Other Key Company Goals based bonus portion of the plan, or 120% of Target

For Non-Management Corporate Office Employees – Key Contributor Pool
At the end of the year, those corporate employees who are considered to have made a significant contribution to the company’s success will be considered for a “key contributor” bonus. When Adjusted EBITDA Target is exceeded, a pool of up to 10% of underlying base salaries will be funded and distributed based on the recommendation of individual corporate managers, with the approval of executive management. Payment requirements for ‘Corporate Management’ positions apply to ‘Key Contributor Pool’ funding.

Bonus Payment (applies to all employee categories covered in this Plan)
All incentive compensation payments will be made to the extent of available funding. Eligible employees must be employed by the company at the time of incentive compensation distribution to be eligible to receive the incentive compensation amount. The incentive compensation of employees transferring within the company will be prorated between the sites. The proration is based upon the total number of months at each site. Employees hired after July 1 will not be eligible for an incentive compensation payment. The incentive compensation payments for newly hired eligible employees or employees promoted to bonus eligible positions on July 1 or earlier will be prorated based on the full calendar months of employment. (For example, an employee hired on April 1 is eligible for 75% (9/12ths) of the bonus amount earned.) Bonus payments for employees terminated as a result of a change in control or in connection with death or permanent disability will also be prorated. The incentive compensation payment checks will be distributed to employees after applicable annual financial audits are completed and related earnings releases.
The 2009 Incentive Plan Adjusted EBITDA Target is $18,000,000.